BECKER VALUE EQUITY FUND
Retail Class:  BVEFX
Institutional Class:  BVEIX

Supplement dated June 26, 2014 to
Summary Prospectus dated February 28, 2014

The following changes are effective June 30, 2014:

Mr. Robert Schaeffer is retiring and will no longer serve as a portfolio manager to the Fund. Accordingly, please disregard all references to Mr. Schaeffer in the Summary Prospectus after that date.

Thomas (T.J.) McConville is joining the Becker Value Equity Fund investment team as a portfolio manager and analyst.  T.J. joined Becker Capital Management in 2013.  Before joining the firm, T.J. served as a Senior Research Associate at Raymond James and Associates covering the consumer sector.  Prior to that, he covered a variety of industries at Raymond James.

Please retain this Supplement with the Summary Prospectus.